SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 2, 2000



                       WORLD WIRELESS COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


       333-38567                                          87-0549700
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)



      5670 Greenwood Plaza Boulevard, Suite 340, Englewood, Colorado 80111
--------------------------------------------------------------------------------
                    (Address of principal executive office)


                                  303-221-1944
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 1.   Change in Control of Registrant

          None.

Item 2.   Acquisition or Disposition of Assets

          None.

Item 3.   Bankruptcy or Receivership

          None.

Item 4.   Change in Registrant's Certifying Accountant

          None.

Item 5.   Other Events

          The American Stock Exchange advised World Wireless Communications, Inc. (the "Company") by letter dated May 2, 2000 that it approved its application for the listing of its shares of common stock for trading on such exchange.

          Accordingly, the shares of common stock of the Company will first trade on the American Stock Exchange on May 5, 2000 under the symbol "XWC."

Item 6.   Registration of Registrant's Directors

          None.

Item 7.   Financial Statements and Exhibits

          None.

Item 8.   Changes in Fiscal Year

          None.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company Person has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            WORLD WIRELESS COMMUNICATIONS, INC.


                                            By: /s/ David D. Singer
                                            -----------------------
                                            David D. Singer, President



                                        3